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                                                                    Exhibit 23.1
                          ARONEX PHARMACEUTICALS, INC.

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated February 17, 1998 included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 dated August 18, 1992, June 7, 1994 and December 31, 1997.



ARTHUR ANDERSEN LLP



March 27, 1998
The Woodlands, Texas